UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 23, 2021 (June 21, 2021)

Ennis, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Texas	1-5807	75-0256410
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2441 Presidential Pkwy. Midlothian, Texas		76065

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 775-9801

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $2.50 per share	EBF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;

                   Compensatory Arrangements of Certain Officers.

On June 23, 2021, Keith S. Walters, Chairman, President and Chief Executive Officer of Ennis, Inc. announced that Ms. Vera Burnett has been appointed to the position of CFO and Treasurer and Mr. Dan Gus has been appointed as General Counsel and Assistant Secretary by the Board effective June 21, 2021.  Mr. Walters noted that, “Ms. Burnett has proven to management and the Board that she has the capabilities to assume this role. We are pleased that we could add Ms. Burnett to the officer ranks of the Company. I am equally delighted to have Dan Gus join Ennis in the new position of General Counsel. His broad background in law and the business world will add depth to the Company’s management team.”

Ms. Burnett has served as Interim CFO and Treasurer since September 2020, following the retirement of the previous CFO.  Ms. Burnett joined the Company in February 1997 and holds a Bachelor of Business Administration in Accounting from the University of Texas at Arlington.  She also holds designation as a Certified Public Accountant (CPA) and Chartered Global Management Accountant (CGMA).  Ms. Burnett’s professional affiliations include the American Institute of CPAs and the Texas Society of CPAs.

Mr. Gus is a 1995 graduate of Boise State University, with a B.A. in Political Science.  Mr. Gus received his juris doctorate degree from Boston College Law School from which he graduated in 1998.  Mr. Gus is a member of the Texas Bar Association, and is admitted to practice in front of the U.S. District Court for the Northern & Eastern Districts of Texas as well as the Fifth Circuit Court of Appeals.

In 2012, Mr. Gus launched his own firm headquartered in Waxahachie, Texas.  For the past seven years, Mr. Gus has served as president of Gus & Gilbert Law Firm.  Previously, he joined what is now the Locke Lord law firm; served as legal counsel and controller at Q Investments, a Fort Worth hedge fund; and as a partner at Walker & Sewell, LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ennis, Inc.

Date: June 23, 2021	By:	/s/ Michael D. Magill
Michael D. Magill
Executive Vice President and Corporate Secretary